Consolidated Variable Interest Entities	12 Months Ended
Aug. 29, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Consolidated Variable Interest Entities
Consolidated Variable Interest Entities

IM Flash

We partnered with Intel to form IMFT in 2006 and IMFS in 2007 to manufacture NAND Flash memory products for the exclusive use of the members. IMFT (and IMFS prior to April 6, 2012) is governed by a Board of Managers. The number of managers appointed by each member to the board varies based on the members' respective ownership interests. The members' ownership percentage is based on contributions to the partnership. We have owned 51% of IMFT from inception through August 29, 2013. Our ownership percentage of IMFS had increased from 51% at inception to 82% as of April 6, 2012 due to a series of contributions by us that were not fully matched by Intel.

On April 6, 2012, we entered into a series of agreements with Intel to restructure IM Flash. We acquired Intel's remaining 18% interest in IMFS for $466 million. In addition, we acquired IMFT's assets located at our Virginia wafer fabrication facility, for which Intel received a distribution from IMFT of $139 million. For both transactions, the amounts Intel received approximated the book values of Intel's interests in the assets acquired. Additionally, we received a $300 million deposit from Intel which may be applied either to Intel's purchases of NAND Flash under a supply agreement or, under certain circumstances, refunded. As of August 29, 2013, $134 million of the deposit remained to be applied or refunded.

The agreements also provided for the following:

•	expansion of the scope of the IMFT joint venture to include certain emerging memory technologies;

•	supply of NAND Flash memory products and certain emerging memory products to Intel on a cost-plus basis and termination of IMFS's supply agreement with us and Intel;

•	extension of IMFT's joint venture agreement through 2024;

•
certain buy-sell rights, commencing in 2015, pursuant to which Intel may elect to sell to us, or we may elect to purchase from Intel, Intel’s interest in IMFT (if Intel so elects, we would set the closing date of the transaction within two years following such election and could elect to receive financing from Intel for one to two years);

•
financing of $65 million provided by Intel to us under a two-year senior unsecured promissory note, payable with interest in approximately equal quarterly installments (as of August 29, 2013, $25 million of the note was outstanding); and

•	termination of IMFT's lease to use approximately 50% of our Virginia fabrication facility, which resulted in a charge to other operating expense of $17 million in 2012.

The following table presents IM Flash's distributions to and contributions from its members ("IM Flash" includes both IMFT and IMFS for all periods prior to April 6, 2012 and includes only IMFT for the period after April 6, 2012):

For the year ended	2013	2012	2011
IM Flash distributions to Micron	$38	$439	$234
IM Flash distributions to Intel	37	391	225
Micron contributions to IM Flash	12	151	1,580
Intel contributions to IM Flash	11	177	—

IM Flash sells products to the joint venture members generally in proportion to their ownership interests at long-term negotiated prices approximating cost. Due to the changes in ownership, our share of IMFS output grew from 51% in the first quarter of 2011 to 78% in the second quarter of 2012. As a result of our restructuring of IM Flash on April 6, 2012, Intel has no continuing rights to the output from the IMFS and Virginia facilities. Intel continues to receive output from IMFT in proportion to its ownership interest at long-term negotiated prices approximating cost and, subsequent to April 6, 2012, also purchases NAND Flash products from us under a cost-plus supply arrangement. Aggregate sales of NAND Flash products to Intel (including sales by IMFT at prices approximating cost and sales by us under the cost-plus supply agreement) were $849 million, $986 million and $884 million for 2013, 2012 and 2011, respectively. Receivables from Intel for sales of NAND Flash products as of August 29, 2013 and August 30, 2012, were $198 million and $103 million, respectively.

As a result of changes to the timing of the passage of title in the IMFT supply agreement with Intel, effective April 6, 2012, sales are now recognized upon completion of wafer fabrication, rather than after backend assembly and test are completed. As a result, we sold $97 million of backend inventories, which generated a one-time increase in NAND sales and reduction in work in process inventories in 2012.

The following table presents the assets and liabilities of IMFT included in our consolidated balance sheets, excluding intercompany balances:

As of	2013	2012
Assets
Cash and equivalents	$62	$157
Receivables	76	78
Inventories	49	67
Other current assets	4	5
Total current assets	191	307
Property, plant and equipment, net	1,382	1,342
Other noncurrent assets	46	36
Total assets	$1,619	$1,685

Liabilities
Accounts payable and accrued expenses	$88	$104
Deferred income	9	10
Equipment purchase contracts	78	58
Current portion of long-term debt	6	6
Total current liabilities	181	178
Long-term debt	13	18
Other noncurrent liabilities	118	129
Total liabilities	$312	$325
Amounts exclude intercompany balances that were eliminated in our consolidated balance sheets.

Our ability to access IMFT's cash and other assets through cash dividends, loans or advances, including to finance our other operations, is subject to agreement by Intel. Creditors of IMFT have recourse only to its assets and do not have recourse to any other of our assets.

IM Flash manufactures NAND Flash memory products using designs and technology we develop with Intel. We generally share product design and other NAND Flash R&D costs with Intel. The April 6, 2012 agreements with Intel expanded our NAND Flash R&D cost-sharing agreement with Intel to include certain emerging memory technologies, but did not change the cost-sharing percentage. R&D expenses were reduced by reimbursements from Intel of $127 million, $87 million and $95 million for 2013, 2012 and 2011, respectively.

MP Mask

In 2006, we formed a joint venture with Photronics to produce photomasks for leading-edge and advanced next generation semiconductors.  At inception and through August 29, 2013, we owned 50.01% and Photronics owned 49.99% of MP Mask.  We contributed $21 million to MP Mask and Photronics contributed $20 million to MP Mask in 2012. In connection with the formation of the joint venture, we received $72 million in 2006 in exchange for entering into a license agreement with Photronics, which is being recognized over the term of the 10-year agreement.  Deferred income and other noncurrent liabilities included an aggregate of $19 million and $26 million as of August 29, 2013 and August 30, 2012, respectively, related to this agreement. We purchase a substantial majority of the reticles produced by MP Mask pursuant to a supply arrangement.

Total MP Mask assets and liabilities included in our consolidated balance sheets were as follows:

As of	2013	2012
Current assets	$26	$19
Noncurrent assets (primarily property, plant and equipment)	182	170
Current liabilities	25	12
Amounts exclude intercompany balances that were eliminated in our consolidated balance sheets.

Creditors of MP Mask have recourse only to the assets of MP Mask and do not have recourse to any other of our assets.

Through February 24, 2012, we leased to Photronics a facility to produce photomasks under an operating lease. On February 24, 2012, we sold the facility to Photronics for $35 million. The proceeds were equal to our net carrying value and no gain or loss was realized from the sale.